Exhibit 99.1

SUPERVALU INC. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In millions, except per share data)

On March 21, 2013, SUPERVALU INC. (SUPERVALU or the “Company”) completed the sale of New Albertson’s, Inc., an Ohio corporation and a direct wholly owned subsidiary of SUPERVALU (“NAI”), through a Stock Purchase Agreement (the “Stock Purchase Agreement”), which resulted in the sale of the Company’s NAI banners, including Albertsons, Acme, Jewel-Osco, Shaw’s and Star Market banners and related Osco and Sav-on in-store pharmacies (collectively, the “NAI Banners”), to AB Acquisition, LLC, a Delaware limited liability company (“AB Acquisition,” or the “Buyer”), an affiliate of a Cerberus Capital Management, L.P. (“Cerberus”)-led consortium which also includes Kimco Realty, Klaff Realty LP, Lubert-Adler Partners and Schottenstein Real Estate Group, in a stock sale. The sale consisted of the acquisition by AB Acquisition of the stock of NAI, which owned the NAI Banners, for $100 in cash subject to working capital adjustments, and the assumption of certain debt and capital lease obligations of approximately $3,200, which will be retained by NAI (the “NAI Banner Sale”).

As required by the NAI Banner Sale, the Company entered into two new credit agreements: (i) a new six-year $1,500 senior secured term loan credit facility (the “Term Loan Facility”), secured by substantially all of the Company’s real estate and equipment, substantially all of the Company’s intellectual property, and the equity interests in Moran Foods, LLC, the parent company of SUPERVALU’s Save-A-Lot banner, which will bear interest at the rate of London Interbank Offered Rate (“LIBOR”) plus 5.00 percent with a LIBOR floor of 1.25% and will be issued at a $15 discount and (ii) a new five-year $1,000 senior secured asset-based revolving credit facility (the “ABL Facility”), secured by the Company’s inventory, credit card, pharmacy and wholesale trade receivables and certain other assets, which will bear interest at the rate of LIBOR plus 1.75 to 2.25 percent, (collectively the “Refinancing Transactions”). The proceeds of these financings will be used to replace and extinguish the existing $1,650 asset-based revolving credit facility, the existing $834 term loan and the existing $200 accounts receivable securitization revolving facility, and for the early redemption of the Company’s $490 of 7.5% bonds scheduled to mature in November 2014.

In connection with the Refinancing Transactions the Company will pay new debt financing costs of approximately $78, of which approximately $63 will be capitalized and $15 will be expensed. In addition, the Company will recognize a non-cash charge of approximately $36 for the write-off of existing unamortized financing costs and $22 for the accelerated amortization of original issue discount on the existing term loan. These amounts are reflected in the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Tender Offer Agreement, dated as of January 10, 2013 (the “Tender Offer Agreement”) with Symphony Investors, LLC, owned by a Cerberus-led investor consortium (“Symphony Investors”), pursuant to which, upon the terms and subject to the conditions of the Tender Offer Agreement, and contingent upon the NAI Banner Sale, Symphony Investors tendered for up to 30 percent of the issued and outstanding common stock of the Company at a purchase price of $4.00 per share in cash, without interest, subject to any required withholding tax (the “Tender Offer”). Approximately 12 shares were validly tendered, representing approximately 5.5 percent of the issued and outstanding shares at the time of the Tender Offer expiration on March 20, 2013. All shares that were validly tendered and not properly withdrawn were accepted for payment in accordance with the terms of Tender Offer. In addition, pursuant to the terms of the Tender Offer Agreement, on March 21, 2013, SUPERVALU issued approximately 42 additional shares of common stock (approximately 19.9 percent of outstanding shares prior to the share issuance) to Symphony Investors at the Tender Offer price per share of $4.00, resulting in $170 in cash proceeds to the Company, which brought Symphony Investors ownership percent to 21.2 percent after the share issuance.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements were derived from the Company’s historical Consolidated Financial Statements and reflect the Company’s historical Consolidated Statements of Operations (formerly referred to as the Consolidated Statements of Earnings) recast as if the NAI Banner Sale and related Refinancing Transactions and Tender Offer occurred on March 1, 2009 (the first day of fiscal 2010) and the Company’s historical Consolidated Balance Sheet recast as if the NAI Banner Sale and related Refinancing Transactions and Tender Offer occurred on December 1, 2012. These Unaudited Pro Forma Condensed Consolidated Financial Statements should be read together with the Company’s historical Consolidated Financial Statements and accompanying Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended February 25, 2012 and in the Company’s Quarterly Reports on Form 10-Q for the year to date third quarter (40 weeks) ended December 1, 2012.

The assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. Management believes the assumptions used and pro forma adjustments derived from such assumptions are reasonable under the circumstances and are based upon currently available information.

The historical financial information has been adjusted to give the effect to pro forma events that are related and directly attributable to the NAI Banner Sale, and the Refinancing Transactions and the related Tender Offer, are factually supportable and, in the case of the Unaudited Pro Forma Condensed Consolidated Statements of Operations, are expected to have a continuing impact on the Company’s future results of operations. No adjustments have been made for material indirect non-recurring transition charges anticipated to arise subsequent to the NAI Banner Sale of approximately $25 to $30 primarily related to contract breakage, financial and legal advisors and other costs. The adjustments presented in the Unaudited Pro Forma Condensed Consolidated Financial Statements have been identified and presented to provide relevant information necessary for an understanding of SUPERVALU upon consummation of the NAI Banner Sale, and the Refinancing Transactions and the related Tender Offer.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect expenses the Company has incurred or will incur for severance and employee-related costs including accelerated vesting of certain stock-based compensation arrangements related to the March 26, 2013 announced workforce reductions, which are anticipated to be approximately $70 to $75. The Company anticipates related costs savings in salary, employee-related benefits and other administrative costs of approximately $160 on an annualized basis from these headcount reductions.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the Company’s actual results of operations or financial position would have been had the NAI Banner Sale and related Refinancing Transactions and Tender Offer occurred on the dates previously described. Additionally, these statements are not necessarily indicative of the future results of operations or financial condition of SUPERVALU as of any future date or for any future period.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year-to-Date Third Quarter (40 Weeks) Ended December 1, 2012

(In millions, except per share data)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
Net sales	$26,542	$(13,329)	$—		$13,213
Cost of sales	20,818	(9,346)	—		11,472
Gross profit	5,724	(3,983)	—		1,741
Selling and administrative expenses	5,325	(3,644)	(110)	(b)	1,571
Goodwill and intangible asset impairment charges	74	(74)	—		—
Operating earnings	325	(265)	110		170
Interest expense, net	422	(211)	7	(c)	218
Loss from continuing operations before income taxes	(97)	(54)	103		(48)
Income tax provision (benefit)	(43)	(24)	39	(d)	(28)
Net loss from continuing operations	$(54)	$(30)	$64		$(20)

Net loss per share from continuing operations—basic	$(0.26)				$(0.08)
Net loss per share from continuing operations—diluted	$(0.26)				$(0.08)

Weighted average number of shares outstanding:
Basic	212		42	(e)	254
Diluted	212		42	(e)	254

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year-to-Date Third Quarter (40 Weeks) Ended December 3, 2011

(In millions, except per share data)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
Net sales	$27,869	$(14,511)	$—		$13,358
Cost of sales	21,728	(10,207)	—		11,521
Gross profit	6,141	(4,304)	—		1,837
Selling and administrative expenses	5,446	(3,767)	(107)	(b)	1,572
Goodwill and intangible asset impairment charges	907	(853)	—		54
Operating earnings (loss)	(212)	316	107		211
Interest expense, net	394	(204)	21	(c)	211
Loss from continuing operations before income taxes	(606)	520	86		—
Income tax provision (benefit)	10	(24)	33	(d)	19
Net loss from continuing operations	$(616)	$544	$53		$(19)

Net loss per share from continuing operations—basic	$(2.91)				$(0.08)
Net loss per share from continuing operations—diluted	$(2.91)				$(0.08)

Weighted average number of shares outstanding:
Basic	212		42	(e)	254
Diluted	212		42	(e)	254

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended February 25, 2012

(In millions, except per share data)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
Net sales	$36,100	$(18,759)	$—		$17,341
Cost of sales	28,081	(13,150)	—		14,931
Gross profit	8,019	(5,609)			2,410
Selling and administrative expenses	7,106	(4,881)	(143)	(b)	2,082
Goodwill and intangible asset impairment charges	1,432	(1,340)	—		92
Operating earnings (loss)	(519)	612	143		236
Interest expense, net	509	(262)	25	(c)	272
Loss from continuing operations before income taxes	(1,028)	874	118		(36)
Income tax provision (benefit)	12	(54)	45	(d)	3
Net loss from continuing operations	$(1,040)	$928	$73		$(39)

Net loss per share from continuing operations—basic	$(4.91)				$(0.15)
Net loss per share from continuing operations—diluted	$(4.91)				$(0.15)

Weighted average number of shares outstanding:
Basic	212		42	(e)	254
Diluted	212		42	(e)	254

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended February 26, 2011

(In millions, except per share data)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
Net sales	$37,534	$(20,037)	$—		$17,497
Cost of sales	29,124	(14,023)	—		15,101
Gross profit	8,410	(6,014)	—		2,396
Selling and administrative expenses	7,516	(5,266)	(140)	(b)	2,110
Goodwill and intangible asset impairment charges	1,870	(1,760)	—		110
Operating earnings (loss)	(976)	1,012	140		176
Interest expense, net	547	(317)	49	(c)	279
Loss from continuing operations before income taxes	(1,523)	1,329	91		(103)
Income tax provision (benefit)	(13)	(55)	35	(d)	(33)
Net loss from continuing operations	$(1,510)	$1,384	$56		$(70)

Net loss per share from continuing operations—basic	$(7.13)				$(0.28)
Net loss per share from continuing operations—diluted	$(7.13)				$(0.28)

Weighted average number of shares outstanding:
Basic	212		42	(e)	254
Diluted	212		42	(e)	254

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended February 27, 2010

(In millions, except per share data)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
Net sales	$40,597	$(22,125)	$		$18,472
Cost of sales	31,444	(15,557)			15,887
Gross profit	9,153	(6,568)			2,585
Selling and administrative expenses	7,952	(5,668)	(124)	(b)	2,160
Operating earnings	1,201	(900)	124		425
Interest expense, net	569	(346)	54	(c)	277
Earnings from continuing operations before income taxes	632	(554)	70		148
Income tax provision (benefit)	239	(220)	27	(d)	46
Net earnings from continuing operations	$393	$(334)	$43		$102

Net earnings per share from continuing operations—basic	$1.86				$0.40
Net earnings per share from continuing operations—diluted	$1.85				$0.40

Weighted average number of shares outstanding:
Basic	212		42	(e)	254
Diluted	213		42	(e)	255

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

SUPERVALU INC. and Subsidiaries

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

As of December 1, 2012

(In millions)

		Pro Forma Adjustments
	Historical	Disposition of New Albertson’s, Inc. (a)	Other	Note	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$155	$(35)	$(55)	(f)	$330
			100	(g)
			170	(h)
			97	(i)
			(78)	(j)
			(24)	(l)
Receivables, net	713	(228)	—		485
Inventories	2,402	(1,320)	—		1,082
Other current assets	195	(75)	38	(n)	158
Total current assets	3,465	(1,658)	248		2,055
Property, plant and equipment, net	5,980	(4,049)	—		1,931
Goodwill	847	—	—		847
Intangible assets, net	703	(644)	—		59
Other assets	862	(383)	63	(j)	506
			(36)	(k)

Total assets	$11,857	$(6,734)	$275		$5,398

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued liabilities	$2,423	$(911)	$		$1,512
Current maturities of long-term debt and capital lease obligations	259	(214)			45
Other current liabilities	592	(463)	(24)	(l)	105
Total current liabilities	3,274	(1,588)	(24)		1,662
Long-term debt and capital lease obligations	6,180	(2,841)	22	(m)	3,361
Pension and other postretirement benefit obligations	1,027	(100)			927
Other long-term liabilities	1,369	(871)			498
Total stockholders’ equity (deficit)	7	(1,334)	(55)	(f)	(1,050)
			100	(g)
			170	(h)
			97	(i)
			(15)	(j)
			(36)	(k)
			(22)	(m)
			38	(n)

Total liabilities and stockholders’ equity (deficit)	$11,857	$(6,734)	$275		$5,398

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUPERVALU INC. and Subsidiaries

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In millions, except per share data)

Overall

(a)         The “Disposition of New Albertson’s, Inc.” column reflects the net sales, expenses, assets, liabilities and stockholders’ equity attributable to NAI, which were historically included in SUPERVALU’s historical consolidated financial statements. This column excludes certain amounts attributable to NAI which will remain with SUPERVALU pursuant to the terms of the Stock Purchase Agreement and related commercial agreements, such as certain pension and other post retirement benefit obligations, certain corporate assets, and certain other accounts payable and accrued liabilities.

Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

(b)         Reflects incremental Transition Services Agreement (“TSA”) fees that will be earned under the revised TSA between SUPERVALU INC. and New Albertson’s, Inc. (the “Revised TSA”) in connection with the NAI Banner Sale, net of the TSA fees recognized under the existing agreement between SUPERVALU and Albertson’s, LLC (the former TSA). The Revised TSA provides NAI with certain administrative and other services following the closing of the NAI Banner Sale for an initial term of two and a half years following the sale and is subject to certain adjustments under the terms of the agreement, such as a lower number of stores and distribution centers operated by NAI.

(c)          Interest expense, net has been adjusted to reflect the impact of an adjustment in interest rates of the new credit facilities attributable to the Refinancing Transactions as well as the net impact of the amortization of new and remaining deferred financing costs related to the NAI Banner Sale and related Refinancing Transactions.

(d)         The adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations adjustments were tax effected using the marginal tax rate of the applicable jurisdiction during each period presented.

(e)          Reflects approximately 42 additional common shares issued to Symphony Investors pursuant to the Tender Offer Agreement.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

(f)           Reflects the direct costs of the NAI Banner Sale as of December 1, 2012, which are non-recurring direct and incremental costs.

(g)          Reflects the cash proceeds from NAI Banner Sale.

(h)         Reflects the cash proceeds received from Symphony Investors for the issuance of approximately 42 additional common shares at the Tender Offer price of $4.00 per share, pursuant to the terms and conditions of the Tender Offer Agreement.

(i)             Reflects the cash proceeds from the working capital settlement related to the NAI Banner Sale. Due to seasonal operating needs, higher December 1, 2012 working capital balances resulted in an estimated working capital settlement adjustment of $97 pursuant to the Stock Purchase Agreement. The Company expects that based on lower estimated working capital balances at the March 21, 2013 closing date, no working capital adjustment to the initial purchase price will be required pursuant to the Stock Purchase Agreement.

(j)            Reflects the payment of $78, capitalization of $68 and expense of $15 related to the new deferred financing costs related to the Refinancing Transactions.

(k)         Reflects the write-off of unamortized deferred financing costs relating to historical debt in connection with the Refinancing Transactions and NAI Banner Sale.

(l)             Reflects payment of accrued interest related to the historical debt refinanced pursuant to the Refinancing Transactions.

(m)     Reflects an increase in long-term debt to reflect the accelerated amortization of the original issue discount on the existing term loan.

(n)         Reflects the tax effects of the Unaudited Pro Forma Condensed Consolidated Balance Sheet adjustments using the applicable marginal tax rate in the jurisdiction in which the adjustment related.